GUARANTEES	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
GUARANTEES

NOTE 6 – GUARANTEES

As of March 31, 2014, the Company had outstanding surety bonds and commercial standby letters of credit of $46.3 million and $112.7 million, respectively, of which $0.4 million of letters of credit were cash secured. Letters of credit in the amount of $2.0 million are collateral in support of surety bonds and these amounts would only be drawn under the letter of credit in the event the associated surety bonds were funded and the Company did not honor its reimbursement obligation to the issuers. These letters of credit and surety bonds relate to various operational matters including insurance, bid, and performance bonds as well as other items.

As of March 31, 2014, the Company had outstanding bank guarantees of $58.7 million related to international subsidiaries, of which $13.2 million were backed by cash collateral.

NOTE 8 – GUARANTEES

As of December 31, 2013, the Company had outstanding surety bonds and commercial standby letters of credit of $49.1 million and $118.9 million, respectively, of which $33.0 million of letters of credit were cash secured. Letters of credit in the amount of $2.0 million are collateral in support of surety bonds and these amounts would only be drawn under the letters of credit in the event a claim is filed against the associated surety bonds were funded and the Company does not honor its reimbursement obligation to the Surety. These letters of credit and surety bonds relate to various operational matters including insurance, bid, concession and performance bonds as well as other items.

As of December 31, 2013, the Company had outstanding bank guarantees of $57.4 million. Bank guarantees in the amount of $13.3 million are backed by cash collateral.